UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

February 5, 2010

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Truesport Alliances, Ltd.

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(Exact Name of Registrant as Specified in Its Charter)

Nevada

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(State or Other Jurisdiction of Incorporation)

000-53564	26-1395403
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(Commission File Number)	(IRS Employer Identification No.)

4040 W. Hacienda Drive, Suite 130, Las Vegas, Nevada 89118

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(Address of Principal Executive Offices)      (Zip Code)

702-838-2582

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        .   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 2, 2010 a special shareholders meeting was held in which a new Board of Directors was elected. The following were elected to the Board of Directors to serve until the next regularly scheduled election:

Scott Ence-Board Member

With over twenty-one (21) years of experience in the health and fitness industry, Mr. Ence laid the ground work for many of the industries cutting edge business models. Getting started as the sales manager for Mega Pro Sports Nutrition Company, Mr. Ence gained the experience necessary to open and operate four (4) Max Muscle Sports Nutrition Stores.  After successfully building all four (4) of his stores to be in the top ten (10) of the existing one hundred ten (110) locations, Mr. Ence sold them back to Max Muscle in 2002. During this time, Mr. Ence also owned and operated a Nutrition Distribution Company which served Nevada and Arizona for five (5) years in addition to an Anti-aging clinic for four (4) years.

For the most recent years, Mr. Ence has owned and operated “Fight Club Las Vegas” which has now evolved into the “Tapout Research & Development Training Center.”

David Thistle—Board Member

Mr. Thistle was been the owner, president and CEO of Monarch Promotions from 1997 to 2009.   Currently Mr. Thistle is a Managing Member of TNA VEGAS, LLC, a company specializing in business development of several private and public entities including:    Hybrid, a licensing apparel distributor, Shetakis Wholesalers, a wide range food service deliverer and Eagle Promotions, a custom apparel and product print company that specializes in marketing design and brand development.

Kekoa Quipotla—Board Member

A global image maker and marketer with 12-years experience in the worlds of sports, travel, hospitality, lifestyle and entertainment, Mr. Quipotla has created and executed marketing plans, licensing programs, advertising campaigns, special events and public relations for major companies, world class athletes, music artist, celebrities and hotels.

Mr. Quipotla has most recently in the last fiveyears worked in the MMA industry on the execution of acquiring licenses and helping the development of brands such as TapouT, Gold’s Gym, UFC, Throwdown to name a few. He has also played a major role in the concept and management of TapouT Training Centers and TapouT MMA Clubs.

Mr. Quipotla has built strong relations with MMA Elite coaches such as Shawn Tompkins, MMA legends like Kevin Randleman, Mark Coleman, MMA Fighters Michael Bisping, Sam Stout, BJ Penn, Mike Dolce, BJJ standout Vinny Magahlaes as well as media relations with Sherdog, Fighters Only, Ultimate MMA, Combat Lifestyle and Brands like Sinister, Combat Clothing, Bad Boy, TapouT and Hitman Fight Gear.

Brent Stuchlik—Board Member

A former U.S. Army Ranger, Mr. Stuchlik brings in an impeccable work ethic and a true understanding of developing and adapting operating systems to changing environments.  For the last 10- years he has been enveloped in all aspects of the mixed martial arts community.  Starting with an undefeated record in both professional muay thai and mixed martial arts competition to developing training programs for world champion athletes, Mr. Stuchlik understands the functionality behind the systems needed to create an unparalleled operational plan.

Mr. Stuchlik graduated from the training side of mixed martial arts and fitness to the management of some of the most profitable gyms in the country approximately six years ago.  His operational experience began with managing City Boxing in San Diego and progressed to developing Southern California’s first fully functional MMA gym for the Boxing Club in San Diego as well. In 2006, Mr. Stuchlik joined the Throwdown Industries, Inc. team to consult on development mixed martial arts facilities.  Since that time, Mr. Stuchlik has overseen the development of some of the country’s top training centers.  A few examples are: Xtreme Couture Las Vegas, Vancouver, West Palm Beach and New York (Randy Couture); The Lab (Royce Gracie); Alliance Training Center; Throwdown Elite Orem and San Diego.

Michael Dobbins—Board Member

Michael Dobbins is a Partner in Bradshaw Smith & Co. LLP with 27 year public accounting experience in Las Vegas, Nevada.  Mr. Dobbins also has 24 years of experience in the areas of business valuation and litigation support.

Mr. Dobbins has a Bachelor of Science in Business Administration and a Masters of Business Administration.   He has valued various businesses to assist in mergers, spinoffs and other changes in ownership along with participating on several compensations committees to determine executive compensation.

On February 2, 2010 the Board of Directors met and appointed new officers for the corporation as follows:

Scott Ence - President

Michael Dobbins – Treasurer

Todd Youren – Secretary

From February of 2005 until his appointment as Secretary of Truesport Alliances & Entertainment, Ltd. Mr. Youren was retired. Mr. Youren was born and raised in Idaho and graduated with a bachelor’s degree in Quantitative Management in 1985.   Mr. Youren joined a start up computer company in 1984 doing data entry and sold his ownership 20 years later retiring as the Vice-President and GM of the company. Mr. Youren was from Nov. 2003 to Feb. of 2005 the Financial Director of a Las Vegas based company specializing in the operations of multiple home health  care.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 27, 2010, the corporation redomiciled (solely for the purpose of redomicile) to the State of Nevada and changed its name to Truesport Alliances & Entertainment, Ltd.   On January 28, 2010 the Restated Articles as approved by the shareholders (and filed as part of the registrants 14C filed January 11, 2010).

ITEM 7.01 Financial Statements, Pro Forma Financial Information and Exhibits.

a)    Not Applicable.

b)    Not Applicable.

c)    Exhibits

      No.   Exhibits

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      3

Filed Redomicile Conversion

      3a    Restated Articles

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 5, 2010

By: /s/ Scott Ence

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Name:  Scott Ence

Title: President

EXHIBIT INDEX

      No.   Exhibits

      ---   --------

      3

Filed Redomicile Conversion

      3a    Restated Articles

4